UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 6, 2004

M.D.C. Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	1-8951 (Commission File Number)	84-0622967 (IRS Employer Identification #)

3600 South Yosemite Street, Suite 900, Denver, CO 80237
(Address of Principal Executive Office)

(303) 773-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01
ITEM 9.01 EXHIBITS
SIGNATURES
Exhibit Index
EX-5.1 Opinion of Holme Roberts & Owen LLP
EX-10.1 Distribution Agreement
EX-10.2 Subordinated Indenture
EX-10.3 Supplemental Indenture
Opinion of Holme Roberts & Owen LLP
Distribution Agreement
Subordinated Indenture
Supplemental Indenture

ITEM 1.01. Entry into a Material Definitive Agreement

          On October 6, 2004, in connection with the commencement of a medium term notes program pursuant to which up to $500,000,000 aggregate principal amount of senior and/or subordinated debt securities of M.D.C. Holdings, Inc. (the “Registrant”) may be issued from to time to time:

          The Registrant and certain of its subsidiaries entered into a Distribution Agreement (the “Distribution Agreement”) with Banc of America Securities LLC, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Comerica Securities, Credit Suisse First Boston LLC, Deutsche Bank Securities Inc, Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc., McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated., SunTrust Robinson Humphrey Capital Markets, UBS Securities LLC and Wachovia Capital Markets, LLC (collectively, the “Agents”) and other Agents that from time to time become a party to the Distribution Agreement. The Distribution Agreement is attached as Exhibit 10.1 hereto. Pursuant to the Distribution Agreement, the Agents may solicit offers to purchase for or purchase as a principal senior and/or subordinated debt securities that the Registrant may issue from time to time pursuant to the medium term notes program. The Company has previously entered into underwriting arrangements with certain of the Agents in connection with the past issuances of other of its debt securities.

          The Registrant entered into an Indenture (the “Subordinated Indenture”), with U.S. Bank National Association (the “Trustee”), which is attached hereto as Exhibit 10.2, pursuant to which the Registrant may issue senior subordinated debt securities. The Subordinated Indenture contains covenants that limit, among other things, the Registrant’s ability merge with or into another company unless certain conditions are met. These obligations and covenants are subject to a number of important qualifications and exceptions. The Registrant has previously entered into other indentures with the Trustee and the Registrant has issued debt securities under those indentures.

          The Registrant and certain of its subsidiaries entered into a Supplemental Indenture (the “Supplemental Indenture”) with the Trustee, which is attached hereto as Exhibit 10.3. The Supplemental Indenture supplements (i) an Indenture, dated December 3, 2002, between the Registrant and the Trustee, pursuant to which the Registrant may issue senior debt securities and (ii) the Subordinated Indenture, as described above. Pursuant to the Supplemental Indenture, the Registrant may issue up to $500,000,000 aggregate principal of medium term senior notes and medium term subordinated notes. The Supplemental Indenture contains covenants that limit, among other things, the Registrant’s ability to merge with or into another company unless certain conditions are met. It also requires certain subsidiaries of the Registrant to guarantee senior notes (but not subordinated notes) issued pursuant to the Supplemental Indenture and restricts the ability of such subsidiaries to enter into or guarantee debt instruments. The Registrant must also undertake certain administrative duties and pay principal and interest on securities issued pursuant to the medium term notes program. These obligations and covenants are subject to a number of important qualifications and exceptions.

          In connection with the proposed issuance of the securities described above, Holme Roberts & Owen LLP provided the Registrant with the legal opinion attached hereto as Exhibit 5.1.

          The foregoing descriptions are qualified in their entirety by reference to the full and complete terms of the documents attached as exhibits to this Current Report on Form 8-K.

Item 9.01. EXHIBITS.

Exhibit No.	Description
5.1	Opinion of Holme Roberts & Owen LLP.

10.1	Distribution Agreement, dated October 6, 2004, between the Registrant, certain of its subsidiaries and Banc of America Securities LLC, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Comerica Securities, Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc., McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Robinson Humphrey Capital Markets, UBS Securities LLC and Wachovia Capital Markets, LLC

10.2	Subordinated Indenture, dated October 6, 2004, between the Registrant and U.S. Bank National Association

10.3	Supplemental Indenture, dated October 6, 2004, between the Registrant and certain of its subsidiaries and U.S. Bank National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M.D.C. HOLDINGS, INC.

Dated: October 6, 2004	By:	/s/ Joseph H. Fretz

Joseph H. Fretz
Secretary and Corporate Counsel

Exhibit Index

Exhibit No.	Description
5.1	Opinion of Holme Roberts & Owen LLP.

10.1	Distribution Agreement, dated October 6, 2004, between the Registrant, certain of its subsidiaries and Citigroup Global Markets Inc., Banc of America Securities LLC, BNP Paribas Securities Corp., Comerica Securities, Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc., McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Robinson Humphrey Capital Markets, UBS Securities LLC and Wachovia Capital Markets, LLC

10.2	Subordinated Indenture, dated October 6, 2004, between the Registrant and U.S. Bank National Association

10.3	Supplemental Indenture, dated October 6, 2004, between the Registrant and certain of its subsidiaries and U.S. Bank National Association